March 13, 2007

                     U.S. Securities and Exchange Commission
                               100 F Street, N.E.
                              Washington, DC 20549

   Re: Pruco Life Insurance Company of New Jersey Single Premium Variable Life
                                    Account


Discovery Life Plus of New Jersey
File No.:  002-99537)

Dear Commissioners:

     On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life Insurance Company of New Jersey Single Premium Variable Life Account (the "Account"), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that Pruco Life of New Jersey has transmitted to the contractholders of the above-referenced variable life insurance contract the annual report of the applicable underlying fund, for the period ended December 31, 2006. As indicated by the filing information set forth below, that annual report was filed with the Commission, and we incorporate that filing by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.

     In  addition  to  information   transmitted  herewith,  we  incorporate  by
reference the annual report with respect to the following underlying mutual fund:


Filer/Entity:              The Prudential Series Fund
Registration No.:          811-03623
CIK No.:                   0000711175
Accession No.:             0001193125-07-051163
Date of Filing:            03/12/2007

     If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

 /s/ C. Christopher Sprague
 C. Christopher Sprague
 Vice President, Corporate Counsel